Supplement to the

Fidelity® Emerging Asia Fund (FSEAX), Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (FEMEX), Fidelity Emerging Markets Discovery Fund (FEDDX), Fidelity Emerging Markets Fund (FEMKX), Fidelity Latin America Fund (FLATX), and Fidelity Total Emerging Markets Fund (FTEMX)

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund is a Class of shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund; Fidelity Emerging Markets Discovery Fund is a Class of shares of Fidelity Emerging Markets Discovery Fund; Fidelity Emerging Markets Fund is a Class of shares of Fidelity Emerging Markets Fund; Fidelity Latin America Fund is a Class of shares of Fidelity Latin America Fund; and Fidelity Total Emerging Markets Fund is a Class of shares of Fidelity Total Emerging Markets Fund

Funds of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2014

Effective April 1, 2015, following an internal corporate reorganization, FMR Investment Management (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Control of Investment Advisers" section on page 56.

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (U.K.) Limited (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

EMEB-15-01  April 1, 2015
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